Award Timing Disclosure	12 Months Ended
Dec. 31, 2024
Award Timing Disclosures [Line Items]
Award Timing MNPI Disclosure
We provide the following discussion of the timing of option awards in relation to the disclosure of material nonpublic information, as required by Item 402(x) of Regulation S-K. The Company’s practice is to grant long-term incentive equity awards to executive officers in February each year at the first in-person meeting of the Compensation Committee. The Compensation Committee reviews and approves the value and amount of the equity compensation to be awarded (inclusive of RSUs, PSAs, and stock options) to executive officers. The February meeting of the Compensation Committee typically occurs two weeks after the Company’s release of the financial results for the prior fiscal year through the filing of a Current Report on Form 8-K and accompanying earnings release and earnings call, but before the filing of the Company’s Annual Report on Form 10-K for that fiscal year. In 2024, the stock options approved by the Committee were effective approximately two weeks following the filing of the Form 10-K.
Neither the Compensation Committee nor the Board took material nonpublic information into account when determining the timing and terms of equity awards in 2024. Instead, the timing of grants is in accordance with the yearly compensation cycle, with awards granted at the start of the new fiscal year to incentivize the executives to deliver on the Company’s strategic objectives. Moreover, the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Award Timing Method	The Company’s practice is to grant long-term incentive equity awards to executive officers in February each year at the first in-person meeting of the Compensation Committee.
Award Timing MNPI Considered	true
MNPI Disclosure Timed for Compensation Value	false